GENERAL CALIFORNIA MUNICIPAL MONEY MARKET FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    The Federal Reserve Board relaxed its policy of monetary restraint in July 1995 when it lowered the Fed Funds rate on July 6th. This reduction ended the upward pressure on short-term rates that had prevailed since the beginning of 1994. The Fed's restraint was based on concern about a resurgence of inflation, given the strong economic news then prevailing. But in July, reports indicated a significant weakening trend in the economy. The July reduction in the Fed Funds rate signaled that economic growth issues outweighed, for a time, Federal Reserve fears of a resurgence of inflation. The Fed's easing was limited to a lowering of the Fed Funds rate by 25 basis points; the discount rate remained at 5.25% - its level for most of 1995.
    For its annual reporting period ended July 31, 1995, your Fund provided a yield of 3.10%. For investors in California's highest income tax bracket, this equates to a taxable equivalent yield of 5.77%. Income dividends of approximately $.031 per share were paid during the period. Reinvesting these dividends and calculating the effect of this compounding resulted in an effective yield of 3.14%.* These dividends were exempt from Federal and State of California personal income taxes although certain shareholders may be subject to the Federal Alternative Minimum Tax (AMT).
THE ECONOMY
    The Fed easing was triggered by concern about the weakening economy. Economic reports indicated flagging home and auto sales, and new home construction weakened from earlier this year. Furthermore, rising business inventories (a frequent harbinger of a business slowdown) and weakening retail sales lent additional credibility to the case for easier credit conditions. By midyear, jobless claims were also on the rise, a particularly politically sensitive indicator, made even more so by the coming Presidential election year. In anticipation of the Federal Reserve Board's reaction to these economic indicators, and in an effort to provide attractive yields, we chose to extend the average maturity of your Fund's portfolio.
MARKET ENVIRONMENT
    While market fundamentals do affect the short-term municipal market, the overriding influence continues to be market technicals (i.e., supply/demand). The securities which the portfolio can hold that provide the highest degree of liquidity are 1-day and 7-day demand notes. Since the rates on these notes, which your Fund held during the reporting period, are adjusted on a daily or weekly basis, your Fund's fluctuating yields reflected these rapid adjustments over time. For example, the entire tax exempt note market exhibited significant strength during late June and early July as demand exceeded supply, and short-term yields on municipal issues dropped accordingly. More recently, market conditions have begun to stabilize and yields have returned to more attractive levels. However, over the coming months, we believe supply and demand conditions could still result in market weakness, thereby providing additional buying opportunities. This does not rule out the possibility of another Fed easing. Nevertheless, we currently expect the market's technical factors to outweigh the effect of any further monetary action.

THE PORTFOLIO
    In the wake of the Orange County, California bankruptcy filing in December 1994, we continue to be even more vigilant in using our credit research facilities to locate those credits that meet our high internal standards that can provide your Fund with attractive returns. Many California issues came under price pressures in the aftermath of the bankruptcy filing. As the market stabilized, we maintained our cautious approach to the California market. We selectively extended your Fund's average maturity, commiting only to those securities which met our conservative guidelines while enhancing your Fund's return. Our primary tasks-to preserve principal, to invest in those issues that meet our high-quality standards, and to maintain a balance of income and liquidity consistent with our conservative management philosophy-continue to underscore our portfolio management decisions.
    Included in this report is a series of detailed statements regarding your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in Dreyfus.
                              Very truly yours,
                          [Richard J. Moynihan signature logo]
                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
September 7, 1995
New York, N.Y.
* Effective yield is based upon dividends declared daily and reinvested monthly.



GENERAL CALIFORNIA MUNICIPAL MONEY MARKET FUND
STATEMENT OF INVESTMENTS                                                                       JULY 31, 1995
                                                                                                     PRINCIPAL
TAX EXEMPT INVESTMENTS-100.0%                                                                         AMOUNT           VALUE
                                                                                                       _______       _______
CALIFORNIA-99.3%
Anaheim, COP, VRDN, Refunding 3.60% (Insured; AMBAC) (a)....................                      $  12,900,000  $ 12,900,000
Anaheim Housing Authority, MFHR, VRDN, Refunding (Villas at Anaheim Hill)
    3.95% (LOC; National Bank of Canada) (a,b)..............................                          8,850,000     8,850,000
California Department of Water Resource, Water Systems Revenue, VRDN
    (Central Valley Project):
      3.65%, Series, N-V2 (LOC; Canadian Imperial Bank of Commerce) (a,b)...                         14,000,000    14,000,000
      3.70%, Series, N-V1 (LOC; Canadian Imperial Bank of Commerce) (a,b)...                         14,000,000    14,000,000
California Health Facilities Financing Authority, Revenue, VRDN:
    (Catholic Health Care) 3.65%, Series C
      (Insured; MBIA and LOC; Morgan Guaranty Trust Co.) (a,b)..............                          5,500,000     5,500,000
    (Saint Francis Medical Center)
      3.65%, Series E (Insured; MBIA and LOC; Rabobank) (a,b)...............                          5,000,000     5,000,000
    (Scirpps Memorial Hospital):
      3.65%, Series A (Insured; MBIA and LOC; Morgan Guaranty Trust Co.) (a,b)                        5,400,000     5,400,000
      3.65%, Series B (Insured; MBIA and LOC; Morgan Guaranty Trust Co.) (a,b)                       17,700,000    17,700,000
California Housing Finance Agency:
    Home Mortgage Revenue 4.60%, Series E, 2/1/96 (Insured; FGIC)...........                          5,740,000     5,740,000
    Multi-Family Revenue, Refunding, VRDN:
      3.70%, Series B (Corp. Guaranty; Federal National Mortgage Association) (a)                     5,600,000     5,600,000
      3.70%, Series C (Corp. Guaranty; Federal National Mortgage Association) (a)                     5,400,000     5,400,000
California Pollution Control Financing Authority:
    PCR:
      CP, Refunding (Pacific Gas and Electric):
          2.85%, Series E, 8/10/95 (LOC; Morgan Guaranty Trust Co.) (b).....                          3,000,000     3,000,000
          3.65%, Series A, 10/25/95 (LOC; Swiss Bank Corp.) (b).............                         14,630,000    14,630,000
      VRDN (Southern California Edison)
          4.15%, Series A (Corp. Guaranty; Southern California Edison) (a)..                          3,500,000     3,500,000
    VRDN:
      RRR:
          (Delano Project) 3.90% (LOC; ABN-Amro Bank) (a,b).................                          5,700,000     5,700,000
          (Honey Lake Power Co. Project) 3.90% (LOC; Banque Nationale de Paris) (a,b)                 4,000,000     4,000,000
          Refunding:
            (Ultra Power Rocklin Project) 3.95%, Series A (LOC; Bank of America) (a,b)               16,400,000    16,400,000
            (Ultra Power Rocklin Project) 3.95%, Series B (LOC; Bank of America) (a,b)                6,100,000     6,100,000
      SWDR:
          (Colmac Energy Project) 3.70%, Series A (LOC; Swiss Bank Corp.) (a,b)                       6,500,000     6,500,000
          (Shell Oil Co. Martinez Project) 4% (Corp. Guaranty; Shell Oil Co.) (a)                     8,100,000     8,100,000
California School Cash Reserve Program Authority, Notes 4.75%, Series A, 7/3/96                      10,000,000    10,088,694
California Statewide Community Development Authority, VRDN:
    Apartment Development Revenue, Refunding
      4.35%, Series A-7 (Corp. Guaranty; Federal National Mortgage Association) (a)                   6,500,000     6,500,000

GENERAL CALIFORNIA MUNICIPAL MONEY MARKET FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                               JULY 31, 1995
                                                                                                    PRINCIPAL
TAX EXEMPT INVESTMENTS (CONTINUED)                                                                    AMOUNT           VALUE
                                                                                                       _______        _______
CALIFORNIA (CONTINUED)
California Statewide Community Development Authority, VRDN (continued):
    Multi-Family Revenue (Canyon Creek Apartments)
      4.30%, Series C (Corp. Guaranty; Federal National Mortgage Association) (a)               $    11,800,000  $ 11,800,000
    Solid Waste Facilities Revenue
      (Chevron USA Inc. Project) 4% (Corp. Guaranty; Chevron USA Inc.) (a)..                          3,700,000     3,700,000
City of Camarillo, MFHR, VRDN (Heritage Park)
    3.80%, Series A (Corp. Guaranty; Federal National Mortgage Association) (a)                       7,000,000     7,000,000
Golden Empire Schools Financing Authority, VRDN
    (Kern High School District) 3.70%, Series A (LOC: Canadian Imperial Bank of
    Commerce and National Westminster Bank) (a,b)...........................                          7,500,000     7,500,000
City of Hayward Housing Authority, Multi-Family Revenue, Refunding, VRDN
    (Barrington Hills) 4.20%, Series A (Corp. Guaranty; Federal National
    Mortgage Association) (a)...............................................                         13,550,000    13,550,000
Huntington Beach, MFHR, VRDN:
    (Five Points Seniors Project) 3.85%, Series A (LOC; Wells Fargo Bank) (a,b)                       3,100,000     3,100,000
    (Mercury Savings and Loan Village)
      4.25%, Series A (LOC; Resolution Funding Corp.) (a,b).................                          6,000,000     6,000,000
Irwindale, IDR, VRDN (Toys "R" Us Inc. Project) 3.875% (LOC; Bankers Trust) (a,b)                     3,000,000     3,000,000
Kern County, TAN 4.50%, 7/2/96..............................................                          5,000,000     5,027,801
Los Angeles, MFHR, VRDN:
    (Beverly Park Apartments) 3.85%, Series A (LOC; Barclays Bank) (a,b)....                          9,600,000     9,600,000
    (Loans To Lender Program):
      4.05%, Series A (LOC; Federal Home Loan Banks) (a,b)..................                          4,500,000     4,500,000
      4.05%, Series B (LOC; Federal Home Loan Banks) (a,b)..................                          7,500,000     7,500,000
    (Lucas Studios Project) 3.95%, Series D (LOC; Bank of America) (a,b)....                          3,655,000     3,655,000
    (Oakwood Apartments) 3.80%, Series B (LOC; Sumitomo Bank) (a,b).........                          9,655,000     9,655,000
    (Studio Colony) 3.75%, Series C (LOC; Industrial Bank of Japan) (a,b)...                          9,650,000     9,650,000
Los Angeles County, TRAN 4.50%, 7/1/96 (LOC: Bank of America, Credit Suisse,
    Morgan Guaranty Trust Co., Swiss Bank Corp., Union Bank of Switzerland
and
    West Deutsche Landesbank) (b)...........................................                         15,000,000    15,100,370
Los Angeles County Metropolitan Transportation Authority, VRDN:
    Revenue (General Union Station Gateway)
      3.75%, Series A (LOC: FSA and Societe Generale) (a,b).................                          7,000,000     7,000,000
    Sales Tax Revenue, Refunding, VRDN (Property C)
      3.70%, Series A (Insured; MBIA and SBPA; Industrial Bank of Japan) (a)                         25,200,000    25,200,000
Los Angeles Unified School District, TRAN 4.50%, 7/3/96.....................                         19,625,000    19,762,259
Paramount, MFHR, VRDN (Mercury Savings and Loan Triangle Project)
    4.25%, Series A (LOC; Resolution Funding Corp.) (a,b)...................                          9,000,000     9,000,000
Sacramento County, MFHR, VRDN
    3.90%, Series C (LOC; Dai-Ichi Kangyo Bank) (a,b).......................                          2,400,000     2,400,000

GENERAL CALIFORNIA MUNICIPAL MONEY MARKET FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                   JULY 31, 1995
                                                                                                    PRINCIPAL
TAX EXEMPT INVESTMENTS (CONTINUED)                                                                    AMOUNT           VALUE
                                                                                                       _______        _______
CALIFORNIA (CONTINUED)
Sacramento County Housing Authority, MFHR, VRDN (Stone Creek Apartments
Project)
    3.95%, Series L (LOC; First Interstate Bank of California) (a,b)........                     $    5,450,000  $  5,450,000
San Bernardino:
    COP, 3.90% (LOC; Sumitomo Trust and Banking Co.) (a,b)..................                         12,000,000    12,000,000
    TRAN 4.50%, 7/5/96
      (LOC: Banque Nationale de Paris and Toronto Dominion) (b).............                         10,000,000    10,048,987
San Diego, IDR, CP (San Diego Gas & Electric)
    3.05%, 9/11/95 (Corp. Guaranty; San Diego Gas & Electric)...............                          8,750,000     8,750,000
San Diego County, MFHR, VRDN (Country Hills Apartments)
    3.70%, Series A (Corp. Guaranty; Federal National Mortgage Association) (a)                       5,400,000     5,400,000
San Diego Housing Authority, MFHR, VRDN (Nobel Court Apartments)
    3.80% (LOC; Citibank) (a,b).............................................                          4,000,000     4,000,000
San Dimas Redevelopment Agency Industrial Development Authority, IDR, VRDN
    (French Co. Project) 4.15% (LOC; Credit Commercial de France) (a,b).....                          4,200,000     4,200,000
San Francisco City and County Redevelopment Agency, Multi-Family Revenue,
VRDN
    (Bayside Village Project):
      3.65%, Series A (LOC; Industrial Bank of Japan) (a,b).................                          6,000,000     6,000,000
      3.65%, Series B (LOC; Industrial Bank of Japan) (a,b).................                          8,400,000     8,400,000
San Francisco City and County Redevelopment Financing Authority, Revenue,
    Refunding VRDN (Yerba-Buena Gardens) 3.80% (LOC; Bank of Tokyo) (a,b)...                          5,000,000     5,000,000
Simi Valley, MFHR, Refunding, VRDN 3.65%, Series A (LOC; Bank of America) (a,b)                       5,900,000     5,900,000
Vacaville, MFMR, VRDN (Quail Run)
    3.70%, Series A (Corp. Guaranty; Federal National Mortgage Association) (a)                       3,000,000     3,000,000
U.S. RELATED-.7%
Commonwealth of Puerto Rico Government Development Bank, Refunding, VRDN
    3.45% (LOC; Credit Suisse) (a,b)........................................                          3,000,000     3,000,000
                                                                                                                   ----------
TOTAL INVESTMENTS (cost $449,458,111).......................................                                     $449,458,111
                                                                                                                  ===========


GENERAL CALIFORNIA MUNICIPAL MONEY MARKET FUND

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      MFHR    Multi-Family Housing Revenue
COP           Certificate of Participation                       MFMR    Multi-Family Mortgage Revenue
CP            Commercial Paper                                   PCR     Pollution Control Revenue
FGIC          Financial Guaranty Insurance Company               RRR     Resources Recovery Revenue
FSA           Financial Security Assurance                       SBPA    Standby Bond Purchase Agreement
IDR           Industrial Development Revenue                     SWDR    Solid Waste Disposal Revenue
LOC           Letter of Credit                                   TAN     Tax Anticipation Notes
MBIA          Municipal Bond Investors Assurance                 TRAN    Tax and Revenue Anticipation Notes
                Insurance Corporation                            VRDN    Variable Rate Demand Notes


SUMMARY OF COMBINED RATINGS (UNAUDITED)
MOODY'S                OR          STANDARD & POOR'S                      PERCENTAGE OF VALUE
-------                            ---------------                        -------------------
VMIG1/MIG1, P1 (c)                 SP1+/SP1, A1+/A1 (c)                    92.5%
Aaa/Aa (d)                         AAA/AA (d)                               4.5
Not Rated (e)                      Not Rated (e)                            3.0
                                                                          -----
                                                                          100.0%
                                                                          =====

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (b) Secured by letters of credit. At July 31, 1995, 62.2% of the Fund's net assets are backed by letters of credit issued by domestic banks, foreign banks and government agencies.
    (c) P1 and A1 are the highest ratings assigned tax-exempt commercial paper by Moody's and Standard & Poor's, respectively.
    (d) Notes which are not MIG or SP rated are represented by bond ratings of the issuers.
    (e) Securities which, while not rated by Moody's and Standard & Poor's, respectively, have been determined by the Fund's Board of Trustees to be of comparable quality to those rated securities in which the Fund may invest.
    (f)  At July 31, 1995, the Fund had $172,650,000 (37.3% of net assets)
    invested in securities whose payment of principal and interest is dependent upon revenues generated from housing projects.







See notes to financial statements.



GENERAL CALIFORNIA MUNICIPAL MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES                                                           JULY 31, 1995
ASSETS:
    Investments in securities, at value-Note 1(a)...........................                                       $449,458,111
    Cash....................................................................                                         12,606,172
    Interest receivable.....................................................                                          1,689,243
    Prepaid expenses........................................................                                             70,276
                                                                                                                      ---------
                                                                                                                    463,823,802
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                        $200,359
    Accrued expenses and other liabilities..................................                         219,690            420,049
                                                                                                     -------           --------
NET ASSETS..................................................................                                       $463,403,753
                                                                                                                    ===========
REPRESENTED BY:
    Paid-in capital.........................................................                                       $463,552,152
    Accumulated net realized (loss) on investments..........................                                           (148,399)
                                                                                                                     ----------
NET ASSETS at value applicable to 463,552,152 shares outstanding
    (unlimited number of $.001 par value shares of Beneficial Interest authorized)                                 $463,403,753
                                                                                                                   ============
NET ASSET VALUE, offering and redemption price per share
    ($463,403,753 / 463,552,152 shares).....................................                                              $1.00
                                                                                                                          =====


See notes to financial statements.


GENERAL CALIFORNIA MUNICIPAL MONEY MARKET FUND
STATEMENT OF OPERATIONS                                                                          YEAR ENDED JULY 31, 1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                         $19,589,688
    EXPENSES:
      Management fee-Note 2(a)..............................................                      $2,730,063
      Shareholder servicing costs-Note 2(b).................................                         556,440
      Custodian fees........................................................                          52,302
      Professional fees.....................................................                          46,246
      Prospectus and shareholders' reports..................................                          23,869
      Trustees' fees and expenses-Note 2(c).................................                          22,778
      Registration fees.....................................................                          10,340
      Miscellaneous.........................................................                          19,997
                                                                                                     -------
                                                                                                   3,462,035
      Less-reduction in management fee due to
          undertakings-Note 2(a)............................................                         624,410
                                                                                                    --------
            TOTAL EXPENSES..................................................                                           2,837,625
                                                                                                                       ---------
INVESTMENT INCOME-NET.......................................................                                          16,752,063
NET REALIZED (LOSS) ON INVESTMENTS-Note 1(b)................................                                             (28,743)
                                                                                                                       ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $16,723,320
                                                                                                                       =========

See notes to financial statements.


GENERAL CALIFORNIA MUNICIPAL MONEY MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                 YEAR ENDED JULY 31,
                                                                                                 -------------------
                                                                                              1994                   1995
                                                                                             ------                  -----
OPERATIONS:
    Investment income-net...............................................             $   15,589,793          $   16,752,063
    Net realized (loss) on investments..................................                   (111,389)                (28,743)
                                                                                          ---------              ----------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............                 15,478,404              16,723,320
                                                                                          ---------               ---------
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net...............................................                (15,589,793)            (16,752,063)
                                                                                          ---------               ---------
BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):
    Net proceeds from shares sold.......................................              2,518,641,419           1,802,148,457
    Dividends reinvested................................................                 14,582,815              15,289,984
    Cost of shares redeemed.............................................             (2,442,541,575)         (2,053,110,924)
                                                                                          ---------              ----------
      INCREASE (DECREASE) IN NET ASSETS FROM
          BENEFICIAL INTEREST TRANSACTIONS..............................                 90,682,659            (235,672,483)
                                                                                          ---------              ----------
          TOTAL INCREASE (DECREASE) IN NET ASSETS.......................                 90,571,270            (235,701,226)
NET ASSETS:
    Beginning of year...................................................                608,533,709             699,104,979
                                                                                          ---------              ----------
    End of year.........................................................            $   699,104,979          $  463,403,753
                                                                                       ============            ============


See notes to financial statements.


GENERAL CALIFORNIA MUNICIPAL MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.

                                                                                         YEAR ENDED JULY 31,
                                                                            --------------------------------
PER SHARE DATA:                                                  1991        1992        1993        1994        1995
                                                               ------        ----        ----        -----       -----
    Net asset value, beginning of year...........           $  .9996      $1.0000    $1.0000      $1.0000      $ .9998
                                                              --------     -------    ------       -------     ------
    INVESTMENT OPERATIONS:
    Investment income-net........................              .0517        .0359      .0243        .0225        .0310
    Net realized gain (loss) on investments......              .0004          --         --        (.0002)      (.0001)
                                                              --------     -------    ------       -------      ------
      TOTAL FROM INVESTMENT OPERATIONS...........              .0521        .0359      .0243        .0223        .0309
                                                              --------     -------    ------       -------      ------
    DISTRIBUTIONS:
    Dividends from investment income-net.........             (.0517)      (.0359)    (.0243)      (.0225)      (.0310)
    Dividends from net realized gain on investments             --           --         --           --           --
                                                              --------     -------    ------       -------      ------
      TOTAL DISTRIBUTIONS........................             (.0517)      (.0359)    (.0243)      (.0225)      (.0310)
                                                              --------     -------    ------       -------     ------
    Net asset value, end of year.................            $1.0000      $1.0000    $1.0000      $ .9998      $ .9997
                                                              =======     =========  ========     ========    ========
TOTAL INVESTMENT RETURN..........................             5.29%        3.65%      2.46%        2.27%        3.14%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......              .02%         .20%       .33%         .33%         .52%
    Ratio of net investment income to average net assets      5.08%        3.59%      2.43%        2.24%        3.07%
    Decrease reflected in above expense ratios due
      to undertakings by the Manager.............              .59%         .41%       .30%         .28%         .11%
    Net Assets, end of year (000's Omitted)......            $538,978    $549,383   $608,534      $699,105    $463,404


See notes to financial statements.

GENERAL CALIFORNIA MUNICIPAL MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. Dreyfus Service Corporation, until August 24, 1994, acted as the distributor of the Fund's shares, which are sold to the public without a sales charge. Dreyfus Service Corporation is a wholly-owned subsidiary of The Dreyfus Corporation ("Manager"). Effective August 24, 1994, the Manager became a direct subsidiary of Mellon Bank, N.A.
    On August 24, 1994, Premier Mutual Fund Services, Inc. (the "Distributor") was engaged as the Fund's distributor. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00.
    (A) PORTFOLIO VALUATION: Investments are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $122,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to July 31, 1995. The carryover does not include net realized securities losses from November 1, 1994 through July 31, 1995 which are treated for Federal income tax purposes, as arising in fiscal 1995. If not applied, $8,200 of the carryover expires in fiscal 2002 and $113,800 expires in fiscal 2003.

GENERAL CALIFORNIA MUNICIPAL MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    At July 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the average daily value of the Fund's net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed 1 1/2% of the average value of the Fund's net assets for any full fiscal year. However, during the year ended July 31, 1995, the Manager had undertaken to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses exceeded specified annual percentages of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertakings, amounted to $624,410 for the year ended July 31, 1995.
    The Manager may modify the expense limitation percentages from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for servicing shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the year ended July 31, 1995, the Fund was charged an aggregate of $246,384 pursuant to the Shareholder Services Plan.
    (C) Prior to August 24, 1994, certain officers and trustees of the Fund were "affiliated persons" as defined in the Act, of the Manager and/or Dreyfus Service Corporation. Each trustee who is not an "affiliated person" receives an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.



GENERAL CALIFORNIA MUNICIPAL MONEY MARKET FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
GENERAL CALIFORNIA MUNICIPAL MONEY MARKET FUND
    We have audited the accompanying statement of assets and liabilities of General California Municipal Money Market Fund, including the statement of investments, as of July 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General California Municipal Money Market Fund at July 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.
[Ernst and Young LLP signature logo]


New York, New York
September 1, 1995



GENERAL CALIFORNIA MUNICIPAL MONEY MARKET FUND
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the fiscal year ended July 31, 1995 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are California residents, California personal income taxes).



[Dreyfus lion "d" logo]
GENERAL CALIFORNIA MUNICIPAL
MONEY MARKET FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
The Shareholder Services Group, Inc.
P.O. Box 9671
Providence, RI 02940




Further information is contained
in the Prospectus, which must
precede or accompany this report.




Printed in U.S.A.                            573AR957
[Dreyfus logo]
General California
Municipal
Money Market Fund
Annual Report
July 31, 1995